ANNUAL REPORT
DECEMBER 31, 1999

TEMPLETON IMMEDIATE VARIABLE ANNUITY

/BULLET/ TIVA SEPARATE ACCOUNT
/BULLET/ TEMPLETON VARIABLE
          PRODUCTS SERIES FUND
          TEMPLETON STOCK FUND - CLASS 1




[LOGO/R/]
FRANKLIN/R/ TEMPLETON/R/

A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, have historically outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political, or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographic sectors or use of complex securities, are discussed in the prospectus. Your investment representative can help you determine which portfolios may be right for you.

TABLE OF CONTENTS








Letter to Contract Owners .........................          2
Manager's Discussion ..............................       TS-1
Performance .......................................       TS-4
Financial Highlights ..............................       TS-6
Statement of Investments ..........................       TS-8
Financial Statements ..............................      TS-12
Notes to Financial Statements .....................      TS-15
Tax Designation ...................................      TS-20
Templeton Immediate Variable
Annuity Separate Account
Financials ........................................       SA-1
Report of Special Meeting of Shareholders .........        R-1

     Please retain this document with your current prospectus for reference.

LETTER TO CONTRACT OWNERS

Dear Contract Owner:

We are pleased to bring you this annual report of Templeton Immediate Variable Annuity for the 12 months ended December 31, 1999. The period was a challenging one for investors forced to deal with diverse factors, ranging from currency devaluations to the introduction of the euro, and from rising interest rates to the enormous impact of the Internet upon global economies.

The U.S. economy barreled along, enjoying strong growth for the ninth consecutive year. Inflation remained benign, and domestic stock indexes, led by large-capitalization, blue-chip, technology and Internet-related stocks, hit record highs. On March 29, 1999, the Dow Jones/R/ Industrial Average broke through the 10000 barrier for the first time and went on to close at 11484 on December 31--up 27.18% for the year./1/ The Standard & Poor's/R/ 500 Index, representing 500 large companies, rose 21.04%./2/ Small cap stocks also performed well, and the Russell 2000/R/ Index rose 21.26% for the period./3/ Even value stocks, after underperforming growth stocks for two years, appeared to return to life in April and May. But the big news was made by
Internet-related shares, as the Nasdaq/R/ Composite Index, comprising many high-technology and Internet companies, posted a return of 85.87% for the fiscal year./4/

European securities markets produced mixed results during the reporting period. Although some European economies began to grow due to increasing Asian demand, the trend did not exert a positive influence on all European securities. The stock markets of France, Germany, Norway and Sweden each rose significantly during the period, while those of Belgium, Ireland and Switzerland each fell in U.S. dollar terms.



1. Source: Standard & Poor's Micropal (Dow Jones). Total return measured by Wilshire & Associates, Inc.

2. Source: Standard & Poor's Micropal (S&P 500).

3. Source: Standard & Poor's Micropal (Frank Russell).

4. Source: Standard & Poor's Micropal (Nasdaq).

Equity markets in many emerging market countries experienced significant volatility throughout the period and surged as investors poured money into many Asian and South American stocks. As measured in U.S. dollars, Hong Kong's, Indonesia's and South Korea's equity indexes each rose more than 68%, while Mexico's Bolsa Index climbed 90.39% and Brazil's Bovespa Index appreciated 76.63%./5/

Of course, it is important to remember that securities markets always have, and always will, fluctuate. And no one knows when they will drop, or when they will soar to new heights. But prudent investors realize that good years can be mixed with bad years, and that long-term results matter more than short-term volatility. That is why we urge you to focus not on short-term market movements, but on your long-term investment goals.

As always, we appreciate your participation in Templeton Immediate Variable Annuity and look forward to serving your investment needs in the years to come.

Sincerely,

/s/CHARLES E. JOHNSON

Charles E. Johnson
President
Templeton Variable Products Series Fund

/s/RICHARD P. AUSTIN

Richard P. Austin
President
Templeton Funds Annuity Company


5. Sources: Mexico Bolsa Index and Brazil Bovespa Index.


Total returns measured in U.S. dollars. Indexes are unmanaged and include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Funds' portfolios.

                                                      TEMPLETON STOCK FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON STOCK FUND
SEEKS CAPITAL GROWTH THROUGH A POLICY OF INVESTING PRIMARILY IN COMMON STOCKS ISSUED BY COMPANIES, LARGE AND SMALL, IN VARIOUS NATIONS THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------
During the 12 months under review, global equity markets provided generally strong results. The U.S. experienced its ninth consecutive year of growth, while many European economies improved, a number of Asian nations rebounded from their recent crises, and most Latin American economies enjoyed an upswing due to increasing commodity prices.

[INSERT PIE CHART]

[This chart shows in pie format the geographic distribution of Templeton Stock Fund, based on total net assets as of 12/31/99.]

Europe                                               38.4%
North America                                        24.8%
Asia                                                 17.8%
Latin America                                         7.0%
Australia & New Zealand                               5.2%
Fixed-Income Securities                               0.5%
Short-Term Investments & Other Net Assets             6.3%



NORTH AMERICA

In the U.S., employment and consumer confidence reached new highs, raising concerns that inflation might reappear. Rising crude oil prices also contributed to inflation worries during the year and, in an attempt to ward of potential future inflation, the Federal Reserve Board (the Fed) raised short-term interest rates three times in 1999.

This, however, did not seem to deter the U.S. equity market, which rose to new heights by the end of the year. Some of the Fund's holdings, including Motorola, a communication equipment manufacturer, and retailer Home Depot, rose significantly during the period, and we took the opportunity to realize considerable gains by selling our shares of Antec, a telecommunications equipment provider. Because we believed that U.S. stocks were generally overvalued, we remained underweighted in such stocks versus the Morgan Stanley Capital International (MSCI/R/) World Index.

EUROPE

During the reporting period, Europe began to enjoy economic growth as many European exporters appeared to benefit from improving Asian economies. This strength was particularly evident in the Scandinavian region and the United Kingdom. Along with this general economic recovery, many European industries began to participate in a trend toward consolidation. Scandinavian and German banks merged; French pharmaceutical company Rhone-Poulenc and Germany's Hoechst AG combined; and two French giants, Total Fina SA and Societe Elf Aquitaine SA, agreed to consolidate into the world's fourth largest oil company. During the fiscal year, we found European equities increasingly attractive, and we continued to be overweighted in Europe versus the MSCI World Index.

[This chart lists the top 10 countries represented in the Templeton Stock Fund, based on total net assets as of 12/31/99.]

   TOP 10 COUNTRIES
   Templeton Stock Fund
   12/31/99

                      % OF TOTAL
   COUNTRY            NET ASSETS
   -----------------------------
   United States          19.7%
   United Kingdom         13.5%
   Japan                   9.5%
   Hong Kong               6.8%
   Netherlands             6.7%
   France                  5.8%
   Australia               4.5%
   Germany                 3.8%
   Brazil                  3.7%
   Canada                  3.1%

ASIA

Asian equity markets, especially Japan's, performed extremely well during the reporting period. Having found several investment opportunities during the financial crises in the region in 1997-1998, we became overweighted in Hong Kong compared to the MSCI World Index. However, the same is not true of Japan, where we were underweighted because we believed share prices of companies there were expensive relative to other companies in the world.

In our opinion, Japanese stock prices rose during 1999 because of an improved outlook for its economy, which has been mired in recession for the past 10 years. However, we believe the obstacle to Japanese recovery is twofold. First, Japan appears to suffer from chronic overcapacity in many industries, causing prices to remain depressed, forcing companies to charge lower prices, and ultimately affecting profitability. Second, Japan is experiencing a lack of consumer spending, probably as a result of employment concerns for most Japanese. Nevertheless, during the year under review, our holdings in Japan's Nippon Telegraph & Telephone and Hong Kong's Hutchison Whampoa Ltd., a large telecommunications and shipping conglomerate, appreciated significantly in value, and we took the opportunity to capture profits by liquidating some shares in our Sony Corp. position.

LATIN AMERICA

During the reporting period, most Latin American economies experienced an upswing which, along with improved commodity prices, appeared to increase investors' confidence in the region. Mexico, which exports oil, and Chile, which exports copper, reaped significant benefits from this pickup in world demand for raw materials. Mexico also benefited from the growth of the U.S. economy, which created a strong U.S. demand for Mexican exports. During the reporting period, the Fund's holdings of Telefonos de Mexico (Telmex) appreciated dramatically.

LOOKING FORWARD

We remain optimistic about long-term prospects for global equity markets and Templeton Stock Fund. However, if inflation re-emerges and the financial markets reach more extreme valuations, then the Fed may aggressively raise interest rates. If U.S. interest rates increase, Latin American economies would likely suffer. In Asia, we believe economies need to grow further to maintain the recent luster in stock markets there. We feel that Hong Kong and South Korean shares have become expensive and would not be surprised to see some setback in Asia in 2000. As always, we will continue to monitor these conditions as we search the globe for undervalued stocks in an effort to benefit the Fund's shareholders.

It is important to remember that foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the Fund is invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.


We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,

/s/MARK R. BEVERIDGE

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund



 This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

[This chart lists the top 10 holdings, including industry and country, of the Templeton Stock Fund, based on total net assets as of 12/31/99.]



   TOP 10 HOLDINGS
   Templeton Stock Fund
   12/31/99

   COMPANY,                       % OF TOTAL
   INDUSTRY, COUNTRY              NET ASSETS
   -----------------------------------------
   Sony Corp.,
   APPLIANCES & HOUSEHOLD
   DURABLES, JAPAN                    4.2%

   Alcatel SA,
   ELECTRICAL & ELECTRONICS,
   FRANCE                             2.6%

   Nomura Securities
   Co. Ltd.,
   FINANCIAL SERVICES, JAPAN          2.5%

   Koninklijke Philips
   Electronics NV,
   ELECTRICAL & ELECTRONICS,
   NETHERLANDS                        2.4%

   Australia & New Zealand
   Banking Group Ltd.,
   BANKING, AUSTRALIA                 2.0%

   Hutchison Whampoa Ltd.,
   MULTI-INDUSTRY,
   HONG KONG                          1.7%

   Portugal Telecom SA,
   TELECOMMUNICATIONS,
   PORTUGAL                           1.6%

   Home Depot Inc.,
   MERCHANDISING, U.S.                1.5%

   Cheung Kong
   Holdings Ltd,
   MULTI-INDUSTRY, HONG
   KONG                               1.5%

   3Com Corp.,
   DATA PROCESSING &
   REPRODUCTION,
   UNITED STATES                      1.5%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

TEMPLETON STOCK FUND
-- CLASS 1

   EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (1/1/90 -- 12/31/99)

The graph below compares the performance of Templeton Stock Fund -- Class 1 and the Morgan Stanley Capital International (MSCI/R/) World Index, including reinvested dividends, and the Consumer Price Index (CPI). The Fund's total return represents the change in value of an investment over the periods shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI World Index includes approximately 1,450 companies representing the stock markets of 22 countries, including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are MSCI and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).


[The following line graph compares the performance of the Templeton Stock Fund - Class 1 to that of the Morgan Stanley Capital International World Index and the Consumer Price Index, based on a $10,000 investment from 1/1/90 - 12/31/99.]

                     Templeton          MSCI World                      CPI
                  Stock Fund -
                       Class I
                ------------------------------------------------------------
     01/01/1990        $10,000             $10,000                  $10,000
     01/31/1990         $9,634              $9,535      1.03%       $10,103
     02/28/1990         $9,694              $9,127      0.47%       $10,150
     03/31/1990         $9,866              $8,578      0.55%       $10,206
     04/30/1990         $9,493              $8,456      0.16%       $10,223
     05/31/1990        $10,213              $9,348      0.23%       $10,246
     06/30/1990        $10,221              $9,283      0.54%       $10,301
     07/31/1990        $10,221              $9,369      0.38%       $10,341
     08/31/1990         $9,484              $8,493      0.92%       $10,436
     09/30/1990         $8,617              $7,599      0.84%       $10,523
     10/31/1990         $8,505              $8,310      0.60%       $10,587
     11/30/1990         $8,765              $8,175      0.22%       $10,610
     12/31/1990         $8,912              $8,348      0.00%       $10,610
     01/31/1991         $9,398              $8,655      0.60%       $10,674
     02/28/1991        $10,030              $9,458      0.15%       $10,690
     03/31/1991         $9,961              $9,181      0.15%       $10,706
     04/30/1991         $9,970              $9,254      0.15%       $10,722
     05/31/1991        $10,291              $9,465      0.30%       $10,754
     06/30/1991         $9,765              $8,882      0.29%       $10,785
     07/31/1991        $10,354              $9,303      0.15%       $10,801
     08/31/1991        $10,505              $9,275      0.29%       $10,832
     09/30/1991        $10,595              $9,520      0.44%       $10,880
     10/31/1991        $10,728              $9,676      0.15%       $10,896
     11/30/1991        $10,434              $9,256      0.29%       $10,928
     12/31/1991        $11,344              $9,932      0.07%       $10,936
     01/31/1992        $11,379              $9,750      0.15%       $10,952
     02/29/1992        $11,745              $9,583      0.36%       $10,992
     03/31/1992        $11,505              $9,133      0.51%       $11,048
     04/30/1992        $11,887              $9,262      0.14%       $11,063
     05/31/1992        $12,325              $9,632      0.14%       $11,079
     06/30/1992        $12,024              $9,311      0.36%       $11,118
     07/31/1992        $12,051              $9,336      0.21%       $11,142
     08/31/1992        $11,796              $9,565      0.28%       $11,173
     09/30/1992        $11,805              $9,479      0.28%       $11,204
     10/31/1992        $11,696              $9,225      0.35%       $11,243
     11/30/1992        $11,906              $9,391      0.14%       $11,259
     12/31/1992        $12,152              $9,469     -0.07%       $11,251
     01/31/1993        $12,316              $9,502      0.49%       $11,306
     02/28/1993        $12,598              $9,729      0.35%       $11,346
     03/31/1993        $13,005             $10,295      0.35%       $11,386
     04/30/1993        $13,209             $10,774      0.28%       $11,418
     05/31/1993        $13,627             $11,024      0.14%       $11,434
     06/30/1993        $13,701             $10,933      0.14%       $11,450
     07/31/1993        $13,906             $11,160      0.00%       $11,450
     08/31/1993        $14,816             $11,674      0.28%       $11,482
     09/30/1993        $14,928             $11,460      0.21%       $11,506
     10/31/1993        $15,559             $11,777      0.41%       $11,553
     11/30/1993        $15,169             $11,113      0.07%       $11,561
     12/31/1993        $16,284             $11,659      0.00%       $11,561
     01/31/1994        $17,185             $12,430      0.27%       $11,592
     02/28/1994        $16,572             $12,271      0.34%       $11,632
     03/31/1994        $15,803             $11,744      0.34%       $11,671
     04/30/1994        $16,048             $12,109      0.14%       $11,688
     05/31/1994        $16,264             $12,142      0.07%       $11,696
     06/30/1994        $15,794             $12,111      0.34%       $11,736
     07/31/1994        $16,593             $12,343      0.27%       $11,767
     08/31/1994        $17,195             $12,717      0.40%       $11,814
     09/30/1994        $16,668             $12,385      0.27%       $11,846
     10/31/1994        $16,837             $12,739      0.07%       $11,854
     11/30/1994        $16,123             $12,190      0.13%       $11,870
     12/31/1994        $15,925             $12,310      0.00%       $11,870
     01/31/1995        $15,728             $12,127      0.40%       $11,917
     02/28/1995        $16,203             $12,307      0.40%       $11,965
     03/31/1995        $16,490             $12,902      0.33%       $12,005
     04/30/1995        $17,122             $13,354      0.33%       $12,044
     05/31/1995        $17,763             $13,471      0.20%       $12,068
     06/30/1995        $18,174             $13,469      0.20%       $12,092
     07/31/1995        $19,074             $14,146      0.00%       $12,092
     08/31/1995        $18,873             $13,833      0.26%       $12,124
     09/30/1995        $19,409             $14,239      0.20%       $12,148
     10/31/1995        $18,969             $14,018      0.33%       $12,188
     11/30/1995        $19,418             $14,507     -0.07%       $12,180
     12/31/1995        $19,945             $14,934     -0.07%       $12,171
     01/31/1996        $20,337             $15,206      0.59%       $12,243
     02/29/1996        $20,671             $15,301      0.32%       $12,282
     03/31/1996        $21,109             $15,559      0.52%       $12,346
     04/30/1996        $21,568             $15,928      0.39%       $12,394
     05/31/1996        $21,888             $15,944      0.19%       $12,418
     06/30/1996        $22,048             $16,028      0.06%       $12,425
     07/31/1996        $21,109             $15,465      0.19%       $12,449
     08/31/1996        $21,845             $15,646      0.19%       $12,472
     09/30/1996        $22,368             $16,261      0.32%       $12,512
     10/31/1996        $22,710             $16,377      0.32%       $12,552
     11/30/1996        $23,916             $17,298      0.19%       $12,576
     12/31/1996        $24,417             $17,024      0.00%       $12,576
     01/31/1997        $25,442             $17,231      0.32%       $12,616
     02/28/1997        $25,351             $17,433      0.31%       $12,655
     03/31/1997        $25,481             $17,091      0.25%       $12,687
     04/30/1997        $25,339             $17,653      0.12%       $12,702
     05/31/1997        $26,576             $18,746     -0.06%       $12,695
     06/30/1997        $28,013             $19,683      0.12%       $12,710
     07/31/1997        $29,344             $20,593      0.12%       $12,725
     08/31/1997        $27,683             $19,219      0.19%       $12,749
     09/30/1997        $30,051             $20,265      0.25%       $12,781
     10/31/1997        $27,377             $19,202      0.25%       $12,813
     11/30/1997        $27,094             $19,545     -0.06%       $12,806
     12/31/1997        $27,318             $19,786     -0.12%       $12,790
     01/31/1998        $27,012             $20,341      0.19%       $12,814
     02/28/1998        $28,861             $21,720      0.19%       $12,839
     03/31/1998        $30,773             $22,640      0.19%       $12,863
     04/30/1998        $31,009             $22,865      0.18%       $12,886
     05/31/1998        $30,576             $22,582      0.18%       $12,910
     06/30/1998        $30,222             $23,121      0.12%       $12,925
     07/31/1998        $30,169             $23,087      0.12%       $12,941
     08/31/1998        $24,524             $20,012      0.12%       $12,956
     09/30/1998        $23,868             $20,369      0.12%       $12,972
     10/31/1998        $26,060             $22,214      0.24%       $13,003
     11/30/1998        $27,793             $23,539      0.00%       $13,003
     12/31/1998        $27,662             $24,693     -0.06%       $12,995
     01/31/1999        $27,806             $25,237      0.24%       $13,026
     02/28/1999        $27,045             $24,568      0.12%       $13,042
     03/31/1999        $28,170             $25,595      0.30%       $13,081
     04/30/1999        $30,879             $26,608      0.73%       $13,176
     05/31/1999        $29,634             $25,639      0.00%       $13,176
     06/30/1999        $31,157             $26,838      0.00%       $13,176
     07/31/1999        $31,142             $26,762      0.30%       $13,216
     08/31/1999        $30,996             $26,718      0.24%       $13,248
     09/30/1999        $30,425             $26,463      0.48%       $13,311
     10/31/1999        $31,274             $27,842      0.18%       $13,335
     11/30/1999        $33,119             $28,628      0.06%       $13,343
     12/31/1999        $35,710             $30,950      0.00%       $13,343



The historical performance figures shown pertain only to the Fund's Class 1 shares.



Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



 Templeton Stock Fund -- Class 1
 Periods ended 12/31/99
                                                                                                  SINCE
                                                                                                INCEPTION
                                                    1-YEAR          5-YEAR        10-YEAR       (8/31/88)
---------------------------------------------------------------------------------------------------------
 Cumulative Total Return                             29.10%         124.23%        257.10%       320.39%
 Average Annual Total Return                         29.10%          17.53%         13.58%        13.49%
 Value of $10,000 Investment                     $   12,910     $    22,423     $   35,710     $  42,039
                                   12/31/95        12/31/96        12/31/97       12/31/98      12/31/99
---------------------------------------------------------------------------------------------------------
 One-Year Total Return                25.24%         22.48%          11.88%          1.26%        29.10%


TEMPLETON STOCK FUND
-- CLASS 1

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


Financial Highlights


                                                                                 CLASS 1
                                                -------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                 1999/dagger/        1998           1997           1996           1995
                                                -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........       $21.07          $23.19         $22.88         $20.83        $16.94
                                                -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .21             .39            .47            .41           .40
 Net realized and unrealized gains ..........         5.22             .04           2.11           3.88          3.80
                                                -------------------------------------------------------------------------
Total from investment operations ............         5.43             .43           2.58           4.29          4.20
                                                -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.37)           (.49)          (.40)          (.40)         (.27)
 Net realized gains .........................        (1.74)          (2.06)         (1.87)         (1.84)         (.04)
                                                -------------------------------------------------------------------------
Total distributions .........................        (2.11)          (2.55)         (2.27)         (2.24)         (.31)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................       $24.39          $21.07         $23.19         $22.88        $20.83
                                                =========================================================================
Total Return* ...............................       29.10%           1.26%         11.88%         22.48%        25.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $641,849        $646,865       $732,248       $644,366      $498,777
Ratios to average net assets:
 Expenses ...................................         .85%            .89%           .81%           .65%          .66%
 Net investment income ......................         .99%           1.65%          2.05%          2.06%         2.18%
Portfolio turnover rate .....................       45.63%          37.27%         25.82%         23.40%        33.93%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


Financial Highlights (continued)


                                                                              CLASS 2
                                                        ----------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                                                         1999/dagger//dagger/        1998       1997/dagger/
                                                        ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................          $20.99              $23.15        $21.62
                                                        ----------------------------------------------------
Income from investment operations:
 Net investment income ..............................             .13                 .40           .06
 Net realized and unrealized gains (losses) .........            5.23                (.03)         1.47
                                                        ----------------------------------------------------
Total from investment operations ....................            5.36                 .37          1.53
                                                        ----------------------------------------------------
Less distributions from:
 Net investment income ..............................            (.32)               (.47)           --
 Net realized gains .................................           (1.74)              (2.06)           --
                                                        ----------------------------------------------------
Total distributions .................................           (2.06)              (2.53)           --
                                                        ----------------------------------------------------
Net asset value, end of year ........................          $24.29              $20.99        $23.15
                                                        ====================================================
Total Return* .......................................           28.79%               .99%         7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................          $47,741            $25,593       $16,414
Ratios to average net assets:
 Expenses ...........................................            1.10%              1.14%         1.14%**
 Net investment income ..............................             .62%              1.37%          .75%**
Portfolio turnover rate .............................           45.63%             37.27%        25.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                                   COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 89.0%
     AEROSPACE & MILITARY TECHNOLOGY 4.1%
     BAE Systems PLC ......................................    United Kingdom        71,043      $   470,160
     Boeing Co. ...........................................     United States       182,500        7,585,156
     Lockheed Martin Corp. ................................     United States       330,700        7,234,063
     Raytheon Co., A ......................................     United States       240,730        5,973,113
     Rolls-Royce PLC ......................................    United Kingdom     1,986,100        6,852,827
                                                                                                 -----------
                                                                                                  28,115,319
                                                                                                 -----------
     APPLIANCES & HOUSEHOLD DURABLES 4.4%
     Guangdong Kelon Electrical Holdings Ltd., H ..........         China         1,123,000          852,345
     Sony Corp. ...........................................         Japan            98,800       29,296,276
                                                                                                 -----------
                                                                                                  30,148,621
                                                                                                 -----------
     AUTOMOBILES 3.3%
     Fiat SpA .............................................         Italy           130,768        3,732,279
     Ford Motor Co. .......................................     United States       117,000        6,252,187
     Volkswagen AG ........................................        Germany          102,400        5,773,080
     Volvo AB, B ..........................................        Sweden           269,200        6,963,433
                                                                                                 -----------
                                                                                                  22,720,979
                                                                                                 -----------
     BANKING 6.6%
     Australia & New Zealand Banking Group Ltd. ...........       Australia       1,936,200       14,085,222
 *   Banca Nazionale del Lavoro SpA .......................         Italy         1,781,960        5,920,133
     Bank Austria AG ......................................        Austria           84,650        4,772,375
     Banque Nationale de Paris ............................        France            62,054        5,722,487
     Deutsche Bank AG, Br. ................................        Germany          100,700        8,520,925
     HSBC Holdings PLC ....................................       Hong Kong         460,212        6,453,092
                                                                                                 -----------
                                                                                                  45,474,234
                                                                                                 -----------
     BROADCASTING & PUBLISHING 2.5%
 *   Gartner Group Inc., B ................................     United States       224,400        3,099,525
     Television Broadcasts Ltd. ...........................       Hong Kong       1,023,000        6,974,850
     Wolters Kluwer NV ....................................      Netherlands        215,100        7,276,110
                                                                                                 -----------
                                                                                                  17,350,485
                                                                                                 -----------
     BUSINESS & PUBLIC SERVICES 1.4%
     Kurita Water Industries Ltd. .........................         Japan           604,000        9,599,217
                                                                                                 -----------
     CHEMICALS 2.3%
     Akzo Nobel NV ........................................      Netherlands        195,200        9,786,530
     BASF AG ..............................................        Germany          112,300        5,867,683
                                                                                                 -----------
                                                                                                  15,654,213
                                                                                                 -----------
     DATA PROCESSING & REPRODUCTION 2.4%
 *   3Com Corp. ...........................................     United States       215,800       10,142,600
 *   Newbridge Networks Corp. .............................        Canada           274,200        6,186,638
                                                                                                 -----------
                                                                                                  16,329,238
                                                                                                 -----------
     ELECTRICAL & ELECTRONICS 6.2%
     Alcatel SA ...........................................        France            78,835       18,095,621
     Koninklijke Philips Electronics NV ...................      Netherlands        121,532       16,517,487
     Motorola Inc. ........................................     United States        53,100        7,818,975
                                                                                                 -----------
                                                                                                  42,432,083
                                                                                                 -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                         COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC COMPONENTS & INSTRUMENTS 3.7%
 *   Agilent Technologies Inc. ..................     United States        80,200      $  6,200,462
     Hewlett-Packard Co. ........................     United States        85,000         9,684,688
     Intel Corp. ................................     United States       121,400         9,992,738
                                                                                       ------------
                                                                                         25,877,888
                                                                                       ------------
     ENERGY EQUIPMENT & SERVICES .4%
     TransCanada PipeLines Ltd. .................        Canada           323,900         2,800,159
                                                                                       ------------
     ENERGY SOURCES 3.4%
     Burlington Resources Inc. ..................     United States       213,400         7,055,537
     Occidental Petroleum Corp. .................     United States       323,100         6,987,038
     Perez Companc SA, B ........................       Argentina         415,400         2,127,146
     Shell Transport & Trading Co. PLC ..........    United Kingdom       866,800         7,203,838
                                                                                       ------------
                                                                                         23,373,559
                                                                                       ------------
     FINANCIAL SERVICES 6.2%
     AXA SA .....................................        France            46,391         6,463,822
     ING Groep NV ...............................      Netherlands        157,637         9,512,496
     Lend Lease Corp. Ltd. ......................       Australia         485,500         6,801,711
     Mutual Risk Management Ltd. ................        Bermuda          174,500         2,933,781
     Nomura Securities Co. Ltd. .................         Japan           960,000        17,333,268
                                                                                       ------------
                                                                                         43,045,078
                                                                                       ------------
     FOOD & HOUSEHOLD PRODUCTS .8%
     Archer-Daniels-Midland Co. .................     United States       455,878         5,556,013
                                                                                       ------------
     FOREST PRODUCTS & PAPER .7%
 *   Asia Pulp & Paper Co. Ltd., ADR ............       Indonesia         423,500         3,335,062
     Carter Holt Harvey Ltd. ....................      New Zealand      1,155,252         1,509,045
                                                                                       ------------
                                                                                          4,844,107
                                                                                       ------------
     HEALTH & PERSONAL CARE 4.8%
     Astrazeneca PLC, fgn. ......................    United Kingdom       152,291         6,446,180
     Aventis SA .................................        France           170,002         9,875,280
     Medeva PLC .................................    United Kingdom     2,761,300         7,854,111
     Nycomed Amersham PLC .......................    United Kingdom       791,920         4,932,511
 *   Skyepharma PLC .............................    United Kingdom     4,859,873         3,789,597
                                                                                       ------------
                                                                                         32,897,679
                                                                                       ------------
     INDUSTRIAL COMPONENTS 1.9%
     Goodyear Tire & Rubber Co. .................     United States        99,000         2,790,563
     Granges AB .................................        Sweden           379,525         7,920,716
     Yamato Kogyo Co. Ltd. ......................         Japan           539,000         2,431,658
                                                                                       ------------
                                                                                         13,142,937
                                                                                       ------------
     INSURANCE 5.4%
     Ace Ltd. ...................................        Bermuda          176,500         2,945,344
     Allstate Corp. .............................     United States       242,700         5,824,800
     Partnerre Ltd. .............................        Bermuda           84,100         2,727,994
     ReliaStar Financial Corp. ..................     United States       204,700         8,021,681
     Torchmark Corp. ............................     United States       113,400         3,295,688
     XL Capital Ltd., A .........................        Bermuda           92,100         4,777,688
     Zurich Allied PLC ..........................    United Kingdom       826,000         9,798,213
                                                                                       ------------
                                                                                         37,391,408
                                                                                       ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                           COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MACHINERY & ENGINEERING 1.8%
     CNH Global NV ................................................      Netherlands        259,400      $  3,453,262
     Invensys PLC .................................................    United Kingdom     1,621,958         8,728,801
                                                                                                         ------------
                                                                                                           12,182,063
                                                                                                         ------------
     MERCHANDISING 3.3%
     Home Depot Inc. ..............................................     United States       154,200        10,572,338
     Marks & Spencer PLC ..........................................    United Kingdom     1,644,100         7,818,356
     Safeway PLC ..................................................    United Kingdom     1,305,220         4,492,976
                                                                                                         ------------
                                                                                                           22,883,670
                                                                                                         ------------
     METALS & MINING 1.4%
     AK Steel Holding Corp. .......................................     United States       195,400         3,688,175
     Barrick Gold Corp. ...........................................        Canada           348,800         6,169,400
                                                                                                         ------------
                                                                                                            9,857,575
                                                                                                         ------------
     MULTI-INDUSTRY 5.3%
     Cheung Kong Holdings Ltd. ....................................       Hong Kong         815,000        10,353,284
     Cheung Kong Infrastructure Holdings Ltd. .....................       Hong Kong         963,000         1,858,236
 *   DESC SA de CV DESC, B ........................................        Mexico         5,237,300         4,311,445
 *   DESC SA de CV DESC, C ........................................        Mexico         2,671,800         2,227,675
     Hutchison Whampoa Ltd. .......................................       Hong Kong         802,100        11,659,780
     Swire Pacific Ltd., A ........................................       Hong Kong       1,042,000         6,152,673
                                                                                                         ------------
                                                                                                           36,563,093
                                                                                                         ------------
     REAL ESTATE .4%
     National Health Investors Inc. ...............................     United States       187,700         2,792,038
                                                                                                         ------------
     TELECOMMUNICATIONS 7.1%
     Cia de Telecomunicaciones de Chile SA, ADR ...................         Chile           117,300         2,140,725
     Korea Telecom Corp., ADR .....................................      South Korea         88,900         6,645,275
     Nippon Telegraph & Telephone Corp. ...........................         Japan               390         6,679,062
     Portugal Telecom SA ..........................................       Portugal          976,500        10,705,814
     Telecom Corp. of New Zealand Ltd. ............................      New Zealand        745,000         3,503,354
     Telecom Italia SpA, di Risp ..................................         Italy           476,400         6,690,607
     Telecomunicacoes Brasileiras SA (Telebras), ADR ..............        Brazil            41,800         5,371,300
     Telefonos de Mexico SA (Telmex), L, ADR ......................        Mexico            65,900         7,413,750
                                                                                                         ------------
                                                                                                           49,149,887
                                                                                                         ------------
     TRANSPORTATION 3.5%
     British Airways PLC ..........................................    United Kingdom       928,000         6,043,991
     Burlington Northern Santa Fe Corp. ...........................     United States       223,700         5,424,725
     Canadian National Railway Co. ................................        Canada           227,600         6,013,085
     Firstgroup PLC ...............................................    United Kingdom       425,500         1,667,562
     Peninsular & Oriental Steam Navigation Co. ...................    United Kingdom       294,200         4,887,722
                                                                                                         ------------
                                                                                                           24,037,085
                                                                                                         ------------
     UTILITIES ELECTRICAL & GAS 5.7%
     Centrais Eletricas Brasileiras SA (Eletrobras), ADR ..........        Brazil           514,400         5,625,221
     CLP Holdings Ltd. ............................................       Hong Kong         697,500         3,212,260
     Evn AG .......................................................        Austria           32,995         4,982,634
     Iberdrola SA, Br. ............................................         Spain           486,500         6,739,394
     National Power PLC ...........................................    United Kingdom     1,054,800         6,068,633
     Thames Water Group PLC .......................................    United Kingdom       500,300         6,173,199
     Veba AG ......................................................        Germany          129,600         6,327,998
                                                                                                         ------------
                                                                                                           39,129,339
                                                                                                         ------------
     TOTAL COMMON STOCKS (COST $466,374,382).......................                                       613,347,967
                                                                                                         ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                        COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
          PREFERRED STOCKS 4.2%
          Banco Itau SA, pfd. .......................................................    Brazil         63,094,000    $  5,413,546
          Embotelladora Andina SA, B, ADR, pfd. .....................................    Chile             302,900       4,429,912
          News Corp. Ltd., pfd. .....................................................  Australia         1,177,909      10,091,524
          Petroleo Brasileiro SA (Petrobras), pfd. ..................................    Brazil         15,747,000       4,009,754
*         Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................    Brazil             41,800             652
          Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................    Brazil            205,300       5,017,019
                                                                                                                      ------------
          TOTAL PREFERRED STOCKS (COST $22,497,583)..................................                                   28,962,407
                                                                                                                      ------------
                                                                                                       PRINCIPAL
                                                                                                       AMOUNT**
                                                                                                    --------------
          BONDS (COST $3,911,844) .5%
          AXA SA, cvt., 144A, 2.50%, 1/01/14 ........................................    France       3,445,200 EUR      3,512,231
                                                                                                                      ------------
          TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $492,783,809).........                                  645,822,605
                                                                                                                      ------------
 (A)      REPURCHASE AGREEMENTS 6.3%
          Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $14,003,500)
           Collaterized by U.S. Treasury Notes and Bonds ............................United States      14,000,000      14,000,000
          Morgan Stanley Group Inc., 3.00%, 1/03/00 (Maturity Value $29,594,397)
           Collaterized by U.S. Treasury Notes and Bonds ............................United States      29,587,000      29,587,000
                                                                                                                      ------------
          TOTAL REPURCHASE AGREEMENTS (COST $43,587,000).............................                                   43,587,000
                                                                                                                      ------------
          TOTAL INVESTMENTS (COST $536,370,809) 100.0%...............................                                  689,409,605
          OTHER ASSETS, LESS LIABILITIES ............................................                                      180,068
                                                                                                                      ------------
          TOTAL NET ASSETS 100.0% ...................................................                                 $689,589,673
                                                                                                                      ============

CURRENCY ABBREVIATION:
EUR--European Unit




*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(A)AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (cost $492,783,809)............................     $ 645,822,605
 Repurchase agreements, at value and cost ..........................................        43,587,000
 Receivables:
  Investment securities sold .......................................................        34,682,380
  Fund shares sold .................................................................            22,452
  Dividends and interest ...........................................................         1,437,543
                                                                                         -------------
   Total assets ....................................................................       725,551,980
                                                                                         -------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................           510,791
  Fund shares redeemed .............................................................           563,320
  To affiliates ....................................................................           467,340
 Funds advanced by custodian .......................................................        34,138,994
 Accrued expenses ..................................................................           281,862
                                                                                         -------------
   Total liabilities ...............................................................        35,962,307
                                                                                         -------------
Net assets, at value ...............................................................     $ 689,589,673
                                                                                         =============
Net assets consist of:
 Undistributed net investment income ...............................................     $   5,470,586
 Net unrealized appreciation .......................................................       153,038,796
 Accumulated net realized gain .....................................................       109,151,709
 Beneficial shares .................................................................       421,928,582
                                                                                         -------------
Net assets, at value ...............................................................     $ 689,589,673
                                                                                         =============
CLASS 1:
 Net asset value per share ($641,848,812 /divided by/ 26,312,122 shares outstanding)     $       24.39
                                                                                         =============
CLASS 2:
 Net asset value per share ($47,740,861 /divided by/ 1,965,579 shares outstanding)..     $       24.29
                                                                                         =============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
 (net of foreign taxes of $1,032,325)
 Dividends ...................................................    $ 11,337,859
 Interest ....................................................         406,650
                                                                  ------------
   Total investment income ...................................                     $ 11,744,509

Expenses:
 Management fees (Note 4) ....................................       4,458,962
 Administrative fees (Note 4) ................................         616,251
 Distribution fees - Class 2 (Note 4) ........................          77,935
 Custodian fees ..............................................         137,300
 Reports to shareholders .....................................         151,300
 Professional fees ...........................................          68,500
 Trustees' fees and expenses .................................             400
 Other .......................................................           1,182
                                                                  ------------
   Total expenses ............................................                        5,511,830
                                                                                   ------------
    Net investment income ....................................                        6,232,679
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................     113,535,358
  Foreign currency transactions ..............................        (992,164)
                                                                  ------------
   Net realized gain .........................................                      112,543,194
   Net unrealized appreciation on investments ................                       45,757,412
                                                                                   ------------
Net realized and unrealized gain .............................                      158,300,606
                                                                                   ------------
Net increase in net assets resulting from operations .........                     $164,533,285
                                                                                   ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND


Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                1999               1998
                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $    6,232,679     $  12,029,676
  Net realized gain from investments and foreign currency transactions        112,543,194        47,568,957
  Net unrealized appreciation (depreciation) on investments ...........        45,757,412       (47,396,839)
                                                                          -----------------------------------
   Net increase in net assets resulting from operations ...............       164,533,285        12,201,794

Distributions to shareholders from:
 Net investment income: ...............................................
  Class 1 .............................................................       (10,783,247)      (15,083,722)
  Class 2 .............................................................          (372,246)         (357,002)
 Net realized gains:
  Class 1 .............................................................       (49,890,491)      (63,413,199)
  Class 2 .............................................................        (1,972,049)       (1,560,086)

Fund share transactions (Note 3):
  Class 1 .............................................................      (100,093,706)      (19,220,136)
  Class 2 .............................................................        15,710,115        11,228,384
                                                                          -----------------------------------
   Net increase (decrease) in net assets ..............................        17,131,661       (76,203,967)

Net assets:
 Beginning of year ....................................................       672,458,012       748,661,979
                                                                          -----------------------------------
 End of year ..........................................................    $  689,589,673     $ 672,458,012
                                                                          ===================================
Undistributed net investment income included in net assets:
 End of year ..........................................................    $    5,470,586     $  11,403,074
                                                                          ===================================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Notes to Financial Statements (continued)

2. MERGER OF TEMPLETON VARIABLE ANNUITY FUND

On May 8, 1998, the Fund acquired all of the net assets of Templeton Variable Annuity Fund (Variable Annuity Fund) pursuant to a plan of reorganization approved by Variable Annuity Fund's shareholders. The merger was accomplished by a tax-free exchange of 699,965 Class 1 shares of the Fund (valued at $23.84 per share) for the net assets of the Variable Annuity Fund which aggregated $16,687,175, including $4,980,981 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $839,071,006.

3. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                                1999                               1998
                                                ----------------------------------------------------------------------
                                                     SHARES             AMOUNT            SHARES           AMOUNT
CLASS 1 SHARES:                                 ----------------------------------------------------------------------
Shares sold ...................................      3,853,882     $    81,887,246       1,862,209    $   34,187,929
Shares issued on reinvestment of distributions       3,313,694          60,673,738       3,523,201        78,496,920
Shares issued on merger .......................             --                  --         699,965        16,687,175
Shares redeemed ...............................    (11,555,092)       (242,654,690)     (6,963,562)     (148,592,160)
                                                ----------------------------------------------------------------------
Net decrease ..................................     (4,387,516)    $  (100,093,706)       (878,187)   $  (19,220,136)
                                                ======================================================================


                                                                 YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------
                                                            1999                          1998
                                                ----------------------------------------------------------
                                                    SHARES         AMOUNT        SHARES         AMOUNT
CLASS 2 SHARES:                                 ----------------------------------------------------------
Shares sold ...................................     912,104    $ 19,443,978      641,741    $ 14,204,072
Shares issued on reinvestment of distributions      128,314       2,344,295       86,200       1,917,088
Shares redeemed ...............................    (294,245)     (6,078,158)    (217,530)     (4,892,776)
                                                ----------------------------------------------------------
Net increase ..................................     746,173    $ 15,710,115      510,411    $ 11,228,384
                                                ==========================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
  0.75%    First $200 million
  0.675%   Over $200 million, up to and including $1.3 billion
  0.60%    Over $1.3 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
  0.15%    First $200 million
  0.135%   Over $200 million, up to and including $700 million
  0.10%    Over $700 million, up to and including $1.2 billion
  0.075%   Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $537,940,376 was as follows:

  Unrealized appreciation .............   $ 197,659,684
  Unrealized depreciation .............     (46,190,455)
                                          -------------
  Net unrealized appreciation .........   $ 151,469,229
                                          =============

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At December 31, 1999, the Fund has deferred currency losses occurring subsequent to October 31, 1999 of $596,000. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $286,049,156 and $471,031,775, respectively.

7. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton Stock Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

8. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Global Growth Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of asset and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Stock Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.


/s/PRICEWATERHOUSECOOPERS LLP


Ft. Lauderdale, Florida
January 28, 2000 except for Note 8, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $88,455,613 as a capital gain dividend for the fiscal year ended December 31, 1999.


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 11.63% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT
Financial Statements
FOR THE YEAR ENDED DECEMBER 31, 1999

TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Participants of
Templeton Immediate Variable Annuity Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Immediate Variable Annuity Separate Account at December 31, 1999, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP


January 28, 2000

TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1999
-------------------------------------------------------------------------------

 Assets
  Investment in Templeton Variable Products Series Fund
  Stock Fund - Class 1, at market value-(cost $3.060,353)             $3,231,919

  Receivable from Templeton Funds Annuity Company                          4,458
                                                                      ----------

Net assets                                                            $3,236,377
                                                                      ==========

Net assets attributable to annuitants -
  Annuity reserves (Note 1)                                           $3,236,377
                                                                      ==========





The accompany notes are an integral part of these financial statements.

TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------


Investment Income:
Income:
  Dividend distributions                                              $  48,399
  Capital gains distributions                                           223,924
                                                                      ----------
    Total income                                                        272,323
                                                                      ----------
Expenses:
  Periodic charge (Note 2)                                               34,650
                                                                      ----------
Net investment income                                                   237,673
                                                                      ----------

Realized and unrealized gain on investments:
  Net loss on investments                                               (36,006)
  Unrealized appreciations
   of investments for the year                                          518,353
                                                                      ----------

Net gain on investments                                                 482,347
                                                                      ----------
Net increase in net assets from operations                            $ 720,020
                                                                      ==========

The accompany notes are an integral part of these financial statements.

TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
-------------------------------------------------------------------------------

                                                     1999            1998
                                                  -----------    ------------
Increase in net assets from operations:
  Net investment income                           $  237,673     $  599,230
  Net realized loss on investments                   (36,006)       (29,394)
  Unrealized appreciation (depreciation)
   of investments for the year                       518,353       (557,401)
                                                  -----------    ------------
  Net increase in net assets
   from operations                                   720,020         12,435
                                                  -----------    ------------

Annuity unit transactions:
  Annuity payments                                  (262,477)      (577,014)
Increase in annuity reserves
   from mortality experience (Note 1)                 19,950          3,054
                                                  -----------    ------------
  Net decrease in net assets derived from
   annutiy unit transactions                        (242,527)      (573,960)
                                                  -----------    ------------
     Total increase (decrease) in net assets         477,493       (561,525)

Net Assets:
  Beginning of period                              2,758,884      3,320,409
                                                  -----------    ------------
  End of period                                   $3,236,377     $2,758,884
                                                  ===========    ============
The accompany notes are an integral part of these financial statements.

TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999


  1.   SUMMARY OF ACCOUNTING POLICIES

       The Templeton Immediate Variable Annuity Separate Account (the Separate Account) was established on November 6, 1990 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Immediate Variable Annuity which is designed for distributing the benefits of tax deferred retirement plans and to provide annuity income from non-tax qualified accumulation. The Separate Account invests all its assets in the Templeton Variable Products Series Fund - Stock Fund Class 1 (the Fund). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

       VALUATION OF SECURITIES
       Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

       DIVIDENDS
       Dividend income and capital gain distributions are recorded as income on the ex-dividend date and are reinvested in additional shares of the Fund.

       INCOME TAXES
       Operations of the Separate Account form a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the
       Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant's gross income until amounts are received pursuant to an annuity.

       ANNUITY RESERVES
       Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rate is 5%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

  2.   PERIODIC CHARGE
       The Company assesses a periodic charge against the Separate Account, equal on an annual basis to 1.2% of Separate Account assets. The periodic charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.6% of average annual net assets to cover expense risk and 0.6% to cover the mortality risk. The periodic charge is guaranteed as to annuities issued prior to the effective date of any change in the periodic charge.

TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT

DECEMBER 31, 1999

  3.   INVESTMENT

       During the period ended December 31, 1999, purchases and sales of Templeton Variable Products Series Fund Stock Fund Class 1 shares aggregated $272,323 and $318,871 respectively. Realized gains and losses are reported on an identified cost basis.

  4.   CONCENTRATIONS OF CREDIT RISK

       Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the Templeton Variable Products Series Fund - Stock Fund Class 1. The Fund's investment securities are managed by professional investment managers within established guidelines. As of December 31, 1999, in management's opinion, the Separate Account had no significant concentration of credit risk.

REPORT OF SPECIAL MEETING
OF SHAREHOLDERS






At a Special Meeting on February 8, 2000, the shareholders of Templeton Variable Products Series Fund (TVP) approved an Agreement and Plan of Reorganization (Reorganization) pursuant to which each TVP fund will merge with the similar, corresponding fund of the Franklin Templeton Variable Insurance Products Trust (VIP), to be effective as of May 1, 2000. The Reorganization provides that TVP shareholders will receive VIP shares equal in value to their current TVP shares.

In addition, at a Special Meeting of shareholders of Templeton Developing Markets Equity, Templeton Global Asset Allocation, and Templeton International Equity Funds, each a series of VIP, shareholders approved new investment advisory agreements and changes to, and elimination of, certain of the fundamental investment restrictions of each series, to be effective as of May 1, 2000.

The VIP Board of Trustees approved name changes for several of the combined TVP/VIP funds which will also take effect, as of May 1, 2000.



                                                 NEW VIP COMBINED FUND NAME
 YOUR CURRENT TVP FUND NAME                      AS OF MAY 1, 2000
 --------------------------------------------------------------------------------------------
 Franklin Strategic Income Investments Fund     Franklin Strategic Income Securities Fund
 Templeton Asset Allocation Fund                Templeton Asset Strategy Fund
 Templeton Developing Markets Fund              Templeton Developing Markets Securities Fund
 Templeton International Fund                   Templeton International Securities Fund

At the Special Meeting of Shareholders of each series of Templeton Variable Products Series Fund (TVP) held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Large Cap Growth Investments Fund and the Franklin Large Cap Growth Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:



                      Shares         % of       Shares      % of        Shares         % of
     Shares           Voted         Shares      Voted      Shares      Voted to       Shares
      Voted            For           Voted     Against     Voted        Abstain       Voted
---------------------------------------------------------------------------------------------
     88,108.591      82,549.531      93.691%     0.000      0.000%      5,559.060      6.309%

2. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Small Cap Investments Fund and the Franklin Small Cap Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                          Shares           % of          Shares         % of         Shares          % of
       Shares              Voted          Shares         Voted         Shares       Voted to        Shares
       Voted                For            Voted        Against        Voted         Abstain        Voted
-----------------------------------------------------------------------------------------------------------
     3,910,681.268     3,676,403.633      94.009%      44,760.236      1.145%      189,517.399      4.846%

3. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin S&P 500 Index Fund and the Franklin S&P 500 Index Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                       Shares          % of          Shares         % of         Shares         % of
      Shares            Voted         Shares         Voted         Shares       Voted to       Shares
      Voted              For           Voted        Against        Voted        Abstain        Voted
------------------------------------------------------------------------------------------------------
     666,529.442      627,225.217      94.103%      13,207.807      1.982%      26,096.418      3.915%

4. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Strategic Income Investments Fund and the Franklin Strategic Income Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                       Shares          % of       Shares      % of        Shares         % of
      Shares            Voted         Shares      Voted      Shares      Voted to       Shares
      Voted              For           Voted     Against     Voted        Abstain       Voted
-----------------------------------------------------------------------------------------------
     413,690.850      410,740.206      99.287%     0.000      0.000%      2,950.644      0.713%

5. Regarding the approval of the Agreement and Plan of Reorganization between the Mutual Shares Investments Fund and the Mutual Shares Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                       Shares          % of         Shares         % of         Shares         % of
      Shares            Voted         Shares         Voted        Shares       Voted to       Shares
      Voted              For           Voted        Against       Voted        Abstain        Voted
----------------------------------------------------------------------------------------------------
    481,079.686      462,972.399      96.236%      5,433.373      1.130%      12,673.914      2.634%

6. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Asset Allocation Fund and the Templeton Global Asset Allocation Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                            Shares           % of           Shares           % of          Shares           % of
       Shares               Voted           Shares           Voted          Shares        Voted to         Shares
        Voted                For             Voted          Against         Voted          Abstain         Voted
----------------------------------------------------------------------------------------------------------------
    30,053,798.611      27,094,661.662      90.154%      1,263,049.081      4.202%      1,696,087.868      5.644%

7. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Bond Fund -- Class 1 and the Templeton Global Income Securities Fund -- Class 1, a series of the Franklin Templeton Variable Insurance Products
Trust:

                          Shares           % of          Shares         % of         Shares          % of
       Shares              Voted          Shares         Voted         Shares       Voted to        Shares
       Voted                For            Voted        Against        Voted         Abstain        Voted
----------------------------------------------------------------------------------------------------------
   2,085,176.738      1,838,325.020      88.162%      92,878.521      4.454%      153,973.197      7.384%

8. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Bond Fund -- Class 2 and the Templeton Global Income Securities Fund -- Class 2, a series of the Franklin Templeton Variable Insurance Products
Trust:

                      Shares         % of         Shares         % of        Shares         % of
     Shares           Voted         Shares         Voted        Shares      Voted to       Shares
      Voted            For           Voted        Against       Voted        Abstain       Voted
-------------------------------------------------------------------------------------------------
   50,207.875      44,120.171      87.875%      4,594.020      9.150%      1,493.684      2.975%

 9. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Developing Markets Fund and the Templeton Developing Markets Equity Fund, a series of the Franklin Templeton Variable Insurance Products
Trust:

                            Shares           % of          Shares          % of          Shares           % of
       Shares               Voted           Shares          Voted         Shares        Voted to         Shares
        Voted                For             Voted         Against        Voted          Abstain         Voted
-----------------------------------------------------------------------------------------------------------------
 43,104,307.479      38,032,307.453          88.233%      995,683.149      2.310%    4,076,316.877      9.457%

10. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton International Fund and the Templeton International Equity Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                            Shares           % of           Shares           % of          Shares           % of
       Shares               Voted           Shares           Voted          Shares        Voted to         Shares
        Voted                For             Voted          Against         Voted          Abstain         Voted
------------------------------------------------------------------------------------------------------------------
 50,011,973.703        44,879,630.867      89.738%      1,787,919.242      3.575%      3,344,423.594      6.687%

11. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Stock Fund and the Templeton Global Growth Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                            Shares           % of          Shares          % of          Shares           % of
       Shares               Voted           Shares          Voted         Shares        Voted to         Shares
        Voted                For             Voted         Against        Voted          Abstain         Voted
----------------------------------------------------------------------------------------------------------------
 28,354,704.714        25,499,530.878      89.931%      973,896.763      3.434%      1,881,277.073      6.635%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

[LOGO/R/]
FRANKLIN/R/ TEMPLETON/R/

100 FOUNTAIN PARKWAY
ST. PETERSBURG, FLORIDA 33716-1205


ANNUAL REPORT

INSURANCE ISSUER
Templeton Funds Annuity Company
100 Fountain Parkway
St. Peterburg, Florida 33716-1205
1-800-774-5001

INVESTMENT MANAGER
Templeton Investment Counsel, Inc.
500 Est Broward Blvd.
Fort Lauderdale, Florida 33394-3091

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

This report was prepared for contract owners who have previously received a prospectus for their annuity contract and for Templeton Stock Fund, a series of Templeton Variable Products Series Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beaping tome.


TIVA A99 02/00      [LOGO] Printed on recycled paper